EXHIBIT 10.4

SECOND AMENDMENT
TO CREDIT AGREEMENT

               This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of August 13, 2004 and entered into by and among COVANTA POWER INTERNATIONAL HOLDINGS, INC., a Delaware corporation (“Company”), and THE SUBSIDIARIES OF COMPANY LISTED ON THE SIGNATURE PAGES HEREOF AS BORROWERS (collectively, Company and such Subsidiaries of Company are “Borrowers” and each a “Borrower”), COVANTA ENERGY AMERICAS, INC., a Delaware corporation (“CEA”), as a Loan Party, THE LENDERS PARTY HERETO, BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (“Administrative Agent”), and DEUTSCHE BANK SECURITIES, INC., as Documentation Agent for the Lenders (“Documentation Agent”), and is made with reference to that certain Credit Agreement dated as of March 10, 2004 by and among Borrowers, the financial institutions parties thereto as Lenders, Documentation Agent and Administrative Agent (as amended by that certain First Amendment to Credit Agreement dated as of April 20, 2004 (“First Amendment”) by and among Company, the other Borrowers, Debenture Disbursing Agent, Administrative Agent and Documentation Agent, the “Credit Agreement”). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement (as amended by this Amendment).

RECITALS

               WHEREAS, Borrowers and the undersigned Lenders desire (i) to amend the Credit Agreement to permit a restructuring of the obligations relating to the Trezzo waste-to-energy Project, to permit the termination of the power purchase agreement relating to the Bataan cogeneration Project and to permit a working capital credit line for the Linan cogeneration Project, and (ii) to make certain other amendments to the Credit Agreement, subject to the terms and conditions set forth below;

               NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.	AMENDMENTS TO THE CREDIT AGREEMENT

1.1	Provisions Relating to Documentation Agent.

               The introductory paragraph of the Credit Agreement is hereby amended by deleting the reference to “DEUTSCHE BANK SECURITIES, INC.” and substituting therefor “DEUTSCHE BANK AG, NEW YORK BRANCH”.

1.2	Provisions Relating to Defined Terms.

               A. Subsection 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

     “Bataan Project” means the cogeneration plant Project in Bataan, the Philippines.

     “CWTEI” means Covanta Waste to Energy of Italy, Inc., a Delaware corporation.

     “Euro” means the single currency of participating member states of the European Monetary Union.

     “Second Amendment” means the Second Amendment to Credit Agreement by and among Borrowers, CEA, Agents and Lenders, dated as of August 13, 2004.

     “Second Amendment Effective Date” has the meaning assigned to that term in Section 2 of the Second Amendment.

     “Linan JV” means Linan Ogden-Jinjiang Cogeneration Co., Ltd., a company organized under the laws of the People’s Republic of China.

     “Linan Project” means the cogeneration plan Project in Linan, China.

     “Terminated Trezzo Agreement” means the Ogden Equity Contribution Agreement dated February 9, 2001, as in effect immediately prior to the Second Amendment Effective Date, relating to the Trezzo Project, pursuant to which agreement Covanta Energy Group, Inc. was (immediately prior to the Second Amendment Effective Date) obligated to make capital contributions to Trezzo Project Company in Euros in an amount approximately equal to the Dollar equivalent of $1,300,000.

     “Trezzo Capitalization Agreement” means a capitalization agreement in substantially the form delivered to Agents pursuant to Section 2.1 of the Second Amendment between CWTEI and Trezzo Project Company, setting forth the terms of the subordinated loans owed to CWTEI by Trezzo Project Company as modified upon the consummation of the Trezzo Project Restructuring, and pursuant to which CWTEI is obligated to make additional subordinated loans to Trezzo Project Company (i) up to 132,653 Euros if Trezzo Project Company’s throughput permit is not increased to a capacity of 500 tons/day by June 30, 2006 and (ii) up to 990,000 Euros in the event of an adverse outcome to Trezzo Project Company in its ongoing arbitration proceedings with Protecma Srl., the EPC contractor for the Trezzo Project.

     “Trezzo Project” means the waste-to-energy facility Project in Trezzo, Italy.

     “Trezzo Project Company” means Prima, S.r.l., a company organized under the laws of Italy.

     “Trezzo Project Restructuring” means, collectively: (i) the incurrence by Trezzo Project Company of Indebtedness in an amount up to 77,000,000 Euros to refinance certain existing obligations related to the Trezzo Project outstanding immediately prior to the Second Amendment Effective Date and to fund working capital purposes; (ii) the granting of Liens by CWTEI on its equity interests in Trezzo Project Company and on its rights (including its rights with respect to subordinated loans advanced to Trezzo Project Company) under the Trezzo Capitalization Agreement, in each case to secure the Indebtedness described in clause (i) of this definition; (iii) the termination of the Terminated Trezzo Agreement; (iv) the execution and delivery by CWTEI and Trezzo Project Company of the Trezzo Capitalization Agreement; (v) either the creation of an escrow account by CWTEI of not more than 1,122,000 Euros to secure its obligations under the Trezzo Capitalization Agreement or the posting of a letter of credit in the maximum amount of 1,122,000 Euros to secure such obligations; and (vi) the repayment in cash by Trezzo Project Company of not less than 1,282,000 Euros of the approximately 2,250,000 Euro principal amount of subordinated loans owed to CWTEI.

     “Trezzo Project Restructuring Conditions” means, collectively: (i) the consummation of the Trezzo Project Restructuring; (ii) delivery by Company to Agents of an Officer’s Certificate certifying (a) that the requirements of the Trezzo Project Restructuring set forth in clauses (i) through (vi) of the definition of “Trezzo Project Restructuring” have been met, (b) that Covanta, Borrowers and each of their respective Subsidiaries have no outstanding or further obligations to Trezzo Project Company under the Terminated Trezzo Agreement, (c) that Borrowers and their respective Subsidiaries have no obligations to make any Investments in Trezzo Project Company or related to the Trezzo Project after consummation of the Trezzo Project Restructuring, other than the Investments required under the Trezzo Capitalization Agreement described in the definition of “Trezzo Capitalization Agreement”, and (d) that the Indebtedness described in clause (i) of the definition of “Trezzo Project Restructuring” is non-recourse to Borrowers and their Subsidiaries except with respect to the Liens described in clause (ii) of the definition of “Trezzo Project Restructuring”; (iii) delivery by Company to Agents of written evidence in form and substance satisfactory to Agents that the Indebtedness described in clause (i) of the definition of “Trezzo Project Restructuring” is non-recourse to Borrowers and their Subsidiaries except with respect to the Liens described in clause (ii) of the definition of “Trezzo Project Restructuring”; (iv) written acknowledgement by Trezzo Project Company (in form and substance satisfactory to Agents) that it has no claims against Covanta, Borrower or any of their respective Subsidiaries arising out of or relating to the Terminated Trezzo Agreement; and (v) Agents’ satisfaction with the form and substance of the documentation implementing the Trezzo Project Restructuring.

               B. Subsection 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of “Permitted Supplemental Loan Amount” as follows:

     “Permitted Supplemental Loan Amount” means, on the “Determination Date” (as defined in the Approved Plan of Reorganization), the excess of (i) the aggregate amount of “New CPIH Funded Debt” (as defined in the Approved Plan of Reorganization) that shall be issued by “Reorganized Covanta” (as defined in the Approved Plan of Reorganization), after giving effect to the adjustment described in the first proviso to the definition of such term in the Approved Plan of Reorganization, over (ii) $90,000,000 (it being understood and agreed that the Permitted Supplemental Loan Amount shall include an amount equal to the amount that would have accrued as interest on such excess during the period from the Closing Date to such Determination Date, if such excess had been deemed Loans made on and as of the Closing Date, to the extent such amount is not paid in cash pursuant to the last sentence of subsection 2.2B).

1.3	Provisions Relating to Amounts and Terms of Commitments and Loans.

               Subsection 2.2B of the Credit Agreement is hereby amended by adding at the end thereof the following sentence:

“Notwithstanding anything to the contrary in this Agreement, the Permitted Supplemental Loan Amount shall be deemed to have accrued interest at a per annum rate of 10.50% as if such Permitted Supplemental Loan Amount had been deemed Loans made on and as of the Closing Date, which interest shall be payable either in cash or in kind in accordance with the preceding sentence of this subsection 2.2B on the “Determination Date” (as defined in the Approved Plan of Reorganization).”

1.4	Provisions Relating to Negative Covenants.

               A. Subsection 6.1 of the Credit Agreement is hereby amended by (i) deleting the “and” at the end of paragraph (ix) thereof, (ii) deleting the “.” at the end of paragraph (x) thereof and substituting therefor “; and” and (iii) adding at the end thereof the following new paragraph (xi):

     “(xi) After the Second Amendment Effective Date, Linan JV may become and remain liable with respect to Indebtedness under a working capital credit line denominated in local Chinese currency, so long as (a) the Dollar equivalent amount of such Indebtedness at any time outstanding shall not exceed $600,000, (b) the holder or obligee of such Indebtedness shall have no recourse to any Borrower or any Subsidiary of any Borrower (or any of their assets) other than Linan JV, and (c) the holder or obligee shall have no recourse to any assets of Linan JV and its Subsidiaries other than assets subject to Liens permitted under subsection 6.2A(xi).”.

               B. Subsection 6.2A of the Credit Agreement is hereby amended by (i) deleting the “and” at the end of paragraph (ix) thereof, (ii) deleting the “.” at the end of paragraph (x) thereof and substituting therefor “;” and (iii) adding at the end thereof the following new paragraphs (xi) and (xii):

     “(xi) Linan JV may grant Liens on its assets (including bank accounts) to secure its obligations with respect to Indebtedness permitted under subsection 6.1(xi); and

     (xii) CWTEI may (a) grant Liens upon consummation of the Trezzo Project Restructuring on the collateral described in clause (ii) of the definition of “Trezzo Project Restructuring”, to secure Indebtedness incurred by Trezzo Project Company described in clause (i) of the definition of “Trezzo Project Restructuring”, (b) establish the cash escrow account described in clause (v) of the definition of “Trezzo Project Restructuring”, and (c) in lieu of establishing the escrow account described in clause (b), grant Liens on cash to secure the letter of credit described in clause (v) of the definition of “Trezzo Project Restructuring”, in the case of either clause (b) or (c) to secure its obligations under the Trezzo Capitalization Agreement.”.

               C. Subsection 6.3 of the Credit Agreement is hereby amended by (i) deleting the “and” at the end of paragraph (viii) thereof, (ii) inserting immediately before clause (b) of paragraph (ix) thereof “, and” , (iii) deleting from paragraph (ix) thereof the phrase “and (c) in an aggregate amount not to exceed $1,600,000 in the Trezzo waste-to-energy Project,”, (iv) deleting the “.” at the end of paragraph (ix) thereof and substituting therefor “; and”, and (v) adding at the end thereof the following new paragraph (x):

     “(x) CWTEI may make and own Investments consisting of subordinated loans to Trezzo Project Company made pursuant to the terms of (and required under) the Trezzo Capitalization Agreement, in an aggregate amount advanced not to exceed 1,122,000 Euros.”.

               D. Subsection 6.4 of the Credit Agreement is hereby amended by (i) deleting the “and” at the end of paragraph (vi) thereof, (ii) deleting the “.” at the end of paragraph (vii) thereof and substituting therefor “;” and (iii) adding at the end thereof the following new paragraphs (viii) and (ix):

     “(viii) CWTEI may become and remain liable with respect to the Trezzo Capitalization Agreement concurrently with the consummation of the Trezzo Project Restructuring, so long as the Trezzo Project Restructuring Conditions are satisfied; and

     (ix) CWTEI may, concurrently with the consummation of the Trezzo Project Restructuring, become and remain liable under arrangements with respect to either (a) the cash escrow account or (b) the issuance and reimbursement of drawings under the letter of credit, in either case described in clause (v) of the definition of “Trezzo Project Restructuring”, so long as the Trezzo Project Restructuring Conditions are satisfied.”.

     1.5 Provisions Relating to Events of Default.

               Subsection 7.14 of the Credit Agreement is hereby amended by adding immediately prior to the “;” at the end thereof the following new proviso:

“provided, however, that termination by Company and its Subsidiaries of the Power Supply and Purchase Agreement dated June 28, 1993 in effect on the Closing Date relating to the Bataan Project shall not constitute an Event of Default under this subsection 7.14 (regardless of whether such termination occurred prior to the Second Amendment Effective Date), so long as such termination is pursuant to the contractual right of pre-termination in such agreement and Company and its Subsidiaries exercise best efforts thereafter to collect any applicable termination penalty or other obligations owed to Company or any of its Subsidiaries by the counterparty to such agreement”.

SECTION 2.	CONDITIONS TO EFFECTIVENESS

               Section 1 of this Amendment shall only become effective upon the first date on which all of the following conditions precedent shall have been satisfied (the date of satisfaction of such conditions being referred to herein as the “Second Amendment Effective Date”):

     2.1 Trezzo Restructuring Documents. Agents shall have received copies of, and shall be satisfied with the form and substance of, the principal documents relating to the Trezzo Project Restructuring, and Agents shall have received written acknowledgement in form and substance satisfactory to Agents from Covanta and its Subsidiaries (other than Borrowers and their Subsidiaries) (i) that the Trezzo Project Restructuring shall not give rise to any obligations under any Existing IPP International Project Guaranty and (ii) that Covanta and such Subsidiaries, immediately after giving effect to the Trezzo Project Restructuring, have no outstanding claims against any Borrower or any Subsidiary of any Borrower arising under or relating to the guaranties described in clause (i) of the definition of Existing IPP International Project Guaranties.

     2.2 Payment of Expenses. Borrowers shall have paid in full all outstanding statements for fees and expenses of O’Melveny & Myers LLP, to the extent submitted to Company prior to 12:00 Noon (New York City time) on August 12, 2004.

     2.3 Amendment Fee. Borrowers shall have paid to Administrative Agent, for distribution to each Lender that has executed and delivered a counterpart to this Amendment prior to 12:00 Noon (New York City time) on August 13, 2004, an amendment fee equal to 0.1% of such Lender’s Loan Exposure on and as of such date.

SECTION 3.	BORROWERS’ REPRESENTATIONS AND WARRANTIES

               In order to induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrowers represent and warrant to each Lender that the following statements are true, correct and complete:

     3.1 Corporate Power and Authority. Each Loan Party that is party thereto has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (collectively, the “Amended Agreement”).

     3.2 Authorization of Agreements. The execution and delivery of this Amendment have been duly authorized by all necessary corporate action on the part of each Loan Party that is party thereto and the performance of this Amendment and the Amended Agreement has been duly authorized by all necessary corporate action on the part of each Loan Party that is party thereto.

     3.3 No Conflict. The execution and delivery by each Loan Party that is party to this Amendment and the performance by each Borrower of this Amendment and the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to CEA, Company or any of its Subsidiaries, the Organizational Documents of CEA, Company or any of its Subsidiaries or any order, judgment or decree of any court or other Government Authority binding on CEA, Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of CEA, Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of CEA, Company or any of its Subsidiaries, or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of CEA, Company or any of its Subsidiaries.

     3.4 Governmental Consents. The execution and delivery by each Loan Party that is party to this Amendment and the performance by each Borrower of this Amendment and the Amended Agreement do not and will not require any Governmental Authorization.

     3.5 Binding Obligation. This Amendment has been duly executed and delivered by each Loan Party that is party thereto, and each of this Amendment and the Amended Agreement is the legally valid and binding obligation of each Loan Party enforceable against each Loan Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

     3.6 Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 4 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

     3.7 Absence of Default. As of the date hereof after giving effect hereto, there exists no Event of Default or Potential Event of Default under the Credit Agreement.

SECTION 4.	ACKNOWLEDGEMENT AND CONSENT

               Each Borrower and CEA hereby (i) acknowledges that it has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Loan Party under each of the Loan Documents to which such Loan Party is a party shall not be impaired and each of the Loan Documents to which such Loan Party is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects, (ii) ratifies and confirms the effectiveness of the First Amendment in all respects and (iii) confirms that the provisions of the First Amendment are binding on each Borrower and CEA.

SECTION 5.	MISCELLANEOUS

5.1	Reference to and Effect on the Credit Agreement and the Other Loan Documents.

               A. On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

               B. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

               C. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

     5.2 Fees and Expenses. Each Borrower acknowledges that all costs, fees and expenses as described in subsection 9.2 of the Credit Agreement incurred by Administrative Agent, Documentation Agent or the Lenders and counsel to the Agents with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers.

     5.3 Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

     5.4 Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     5.5 Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

               Executed counterparts hereof may be delivered by telefacsimile. The effectiveness of any such signatures shall, subject to applicable law, have the same force and effect as an original copy with manual signatures and shall be binding on all Loan Parties, Agents and Lenders. Administrative Agent may also require that any such signatures be confirmed by a manually-signed copy thereof; provided, however, that the failure to request or deliver any such manually-signed copy shall not affect the effectiveness of any facsimile signature.

               This Amendment (other than Section 1 hereof, the effectiveness of which shall be governed by Section 2 hereof) shall become effective upon the first date on which: (i) Borrowers, CEA and Requisite Lenders shall have each executed a counterpart hereof, and (ii) Company, Administrative Agent and Documentation Agent shall have received written or telephonic notification of such execution and authorization of delivery of such counterparts.

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               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWERS:

COVANTA POWER INTERNATIONAL HOLDINGS, INC.
By:	/s/ George Brown
	Name:	George Brown
	Title:	Authorized Officer

COVANTA POWER DEVELOPMENT, INC. COVANTA POWER DEVELOPMENT OF BOLIVIA, INC. COVANTA WASTE TO ENERGY OF ITALY, INC. OPI QUEZON, INC.
By:	/s/ Timothy J. Simpson
	Name:	Timothy J. Simpson
	Title:	Authorized Officer

OTHER LOAN PARTIES:

COVANTA ENERGY AMERICAS, INC., as a Loan Party
By:	/s/ Timothy J. Simpson
	Name:	Timothy J. Simpson
	Title:	Authorized Officer

AGENTS AND LENDERS:

BANK OF AMERICA, N.A., as Administrative Agent and as a Lender
By:	/s/ Thomas Biaggi
Name: Thomas Biaggi
Title: Managing Director

DEUTSCHE BANK SECURITIES, INC., as Documentation Agent and Co-Arranger
By:	/s/ David J. Bell
Name: David J. Bell
Title: Managing Director

By:	/s/ Alexander Richarz
Name: Alexander Richarz
Title: Vice President

BANC OF AMERICA SECURITIES LLC, as Agent for BANK OF AMERICA, N.A., as a Lender
By:	/s/ Peter T. Santez
Name: Peter T. Santez
Title:

BAYERISCHE HYPO-UND VEREINSBANK AG, as a Lender
By:	/s/ Loriann Curnyn
Name: Loriann Curnyn
Title: Managing Director

By:	/s/ John W. Sweeney
Name: John W. Sweeney
Title: Director

BEAR STEARNS & CO. INC., as a Lender
By:
Name:
Title:

CREDIT SUISSE FIRST BOSTON, as a Lender
By:
Name:
Title:

D.E. SHAW LAMINAR PORTFOLIOS, L.L.C., as a Lender
By:	/s/
Name:
Title:

GENERAL AMERICAN LIFE INSURANCE COMPANY, as a Lender
By:	/s/
Name:
Title:

GOLDMAN SACHS CREDIT PARTNERS L.P., as a Lender
By:	/s/
Name:
Title:

HIGH RIVER LIMITED PARTNERSHIP, as a Lender
By:	/s/
Name:
Title:

HSBC BANK USA, as a Lender
By:	/s/ John Northington
Name: John Northington
Title: Vice President

IIB BANK LIMITED, as a Lender
By:
Name:
Title:

By:
Name:
Title:

J.P. MORGAN SECURITIES AS AGENT FOR JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), as a Lender
By:	/s/ John Abate
Name: John Abate
Title: Authorized Signatory

KBC BANK NV, NEW YORK BRANCH, as a Lender
By:
Name:
Title:

By:
Name:
Title:

LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE, as a Lender
By:
Name:
Title:

By:
Name:
Title:

MERRILL LYNCH CREDIT PRODUCTS, LLC, as a Lender
By:	/s/ Ron Torok
Name: Ron Torok
Title: Vice President

MERRILL LYNCH, PIERCE, FENNER & SMITH, INCORPORATED, as a Lender
By:	/s/ Ron Torok
Name: Ron Torok
Title: Vice President

METROPOLITAN LIFE INSURANCE COMPANY, as a Lender
By:
Name:
Title:

NATIONWIDE LIFE AND ANNUITY COMPANY OF AMERICA, as a Lender
By:
Name:
Title:

NATIONWIDE LIFE INSURANCE COMPANY, as a Lender
By:
Name:
Title:

QUANTUM PARTNERS LDC C/O SOROS FUND MANAGEMENT LLC, as a Lender
By:	/s/ Joye M. Anzalotta
Name: Joye M. Anzalotta
Title: Attorney-in-Fact

SPECIAL SITUATIONS INVESTING GROUP, as a Lender
By:
Name:
Title:

THE BANK OF NEW YORK, as a Lender
By:	/s/ Julie B. Follosio
Name: Julie B. Follosio
Title: Managing Director

UBS AG, STAMFORD BRANCH, as a Lender
By:
Name:
Title:

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION (formerly known as Firstar Bank, N.A.), as a Lender
By:
Name:
Title:

WESTLB AG (formerly known as Westdeutsche Landesbank Girozentrale), NEW YORK BRANCH, as a Lender
By:	/s/ Pascal Kabemba
Name: Pascal Kabemba
Title: Associate Director

By:	/s/ Walter T. Duffy III
Name: Walter T. Duffy III
Title: Director

WATERSHED CAPITAL PARTNERS, L.P.,
as a Lender

By: WS Partners, L.L.C.
Its General Partner

By:	/s/

Name:
Title:

WATERSHED CAPITAL INSTITUTIONAL PARTNERS, L.P.,
as a Lender

By: WS Partners, L.L.C.
Its General Partner

By:	/s/

Name:
Title:

WATERSHED CAPITAL PARTNERS
(OFFSHORE), LTD.,
as a Lender

By: Watershed Asset Management L.L.C.
Its Investment Manager

By:	/s/

Name:
Title:

DEUTSCHE BANK AG, NEW YORK BRANCH,
as Documentation Agent and as a Lender

By:	/s/ Keith C. Braun

Keith C. Braun
Director

By:	/s/ Steven Cohen

Steven Cohen
Director